   As filed with the Securities and Exchange Commission on January 29, 1996



                         Registration No. 33-45122
                                          811-6530


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM N-4


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 5

                                    and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 4

                      PANORAMA PLUS SEPARATE ACCOUNT
                        (Exact Name of Registrant)

                        C.M. LIFE INSURANCE COMPANY
                            (Name of Depositor)

                  140 GARDEN STREET, HARTFORD, CT  06154
           (Address of Depositor's Principal Executive Offices)

    Depositor's Telephone Number, including Area Code:  (203) 987-6500

                Michael A. Chong, Assistant General Counsel
                        C.M. Life Insurance Company
                             140 Garden Street
                            Hartford, CT  06154
                  (Name and Address of Agent for Service)

               Approximate date of proposed public offering:
                                Continuous

 It is proposed that this filing will become effective

 /X/      immediately upon filing pursuant to paragraph (b) of Rule 485

 An indefinite amount of securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the fiscal year ending December 31, 1994 was filed on February 21, 1995.



                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           OF REGISTRATION STATEMENT INFORMATION REQUIRED BY FORM N-4

                                     PART A

 ITEM OF FORM N-4                                                    PROSPECTUS CAPTION

 1.  Cover Page                                                    Cover Page

 2.  Definitions                                                   Definitions

 3.  Synopsis                                                      Summary

 4.  Condensed Financial Information                               Not Applicable

 5.  General Description of Registrant, Depositor
       and Portfolio Companies
      (a) Depositor                                                C.M. Life Insurance
                                                                   Company; Additional
                                                                   Information about C.M. Life
      (b) Registrant                                               Panorama Plus Investment
                                                                   Accounts
      (c) Portfolio Company                                        Connecticut Mutual
                                                                   Financial Services
                                                                   Series Fund I, Inc.
      (d) Fund Prospectus                                          Connecticut Mutual
                                                                   Financial Services
                                                                   Series Fund I, Inc.
      (e) Voting Rights                                            Voting Rights

 6.  Deductions and Expenses
      (a) General                                                  Charges and Deductions
      (b) Sales Load %                                             Surrender Charge
      (c) Special Purchase Plan                                    Not Applicable
      (d) Commissions                                              Distributor of the
                                                                   Contracts
      (e) Expenses - Registrant                                    Other Expenses including
                                                                   Investment Advisory Fees
      (f) Fund Expenses                                            Not Applicable
      (g) Organizational Expenses                                  Not Applicable

 7.  General Description of Variable
      Annuity Contracts
      (a) Persons with Rights                                      The Panorama Plus Annuity
                                                                   Contract; Distributions
                                                                   Under The Contract;
                                                                   Voting Rights
      (b) (i) Allocation of Premium
            Payments                                               Purchase Payments
            (ii) Transfers                                         Transfers
            (iii) Exchanges                                        Not Applicable
      (c) Changes                                                  Addition, Deletion or
                                                                   Substitution of Investments


 8.  Annuity Period                                                Annuity Options

 9.  Death Benefit                                                 Death Benefit

10.  Purchase and Contract Value
       (a) Purchases                                               Contract Application and
                                                                   Issuance of Contracts;
                                                                   Purchase Payments
       (b) Valuation                                               Contract Balance
       (c) Daily Calculation                                       The Separate Account
                                                                   Balance
       (d) Underwriter                                             Distributor of the
                                                                   Contracts

11.  Redemptions
       (a) By Contract Owners                                      Surrenders
           By Annuitant                                            Not Applicable
       (b) Texas ORP                                               Restrictions Under the
             Retirement Program                                    Texas ORP
                                                                   Retirement Program
       (c) Check Delay                                             Surrenders
       (d) Lapse                                                   Lapse
       (e) Free Look                                               Summary; Right to
                                                                   Examine the Contract

12.  Taxes                                                         Certain Federal Income
                                                                   Tax Consequences

13.  Legal Proceedings                                             Legal Proceedings

14.  Table of Contents for                                         Table of Contents for
       the Statement of                                            the Statement of
       Additional Information                                      Additional Information

                                      PART B

 ITEM OF FORM N-4                                                    INFORMATION CAPTION

15.  Cover Page                                                    Cover Page

16.  Table of Contents                                             Table of Contents

17.  General Information                                           (Prospectus) C.M. Life
     and History                                                   Insurance Company,
                                                                   History and Additional
                                                                   Information about C.M. Life

18.  Services
       (a) Fees and Expenses
            of Registrant                                          Not Applicable
       (b) Management Contracts                                    Not Applicable
       (c) Custodian                                               Records, Reports and
                                                                   Services
             Independent Auditors                                  Financial Statements
       (d) Assets of Registrant                                    Not Applicable
       (e) Affiliated Person                                       Not Applicable
       (f) Principal Underwriter                                   Not Applicable


19.  Purchase of Securities                                        (Prospectus) The Panorama
     Being Offered                                                 Plus Annuity Contract

     Offering Sales Load                                           (Prospectus) Surrender
                                                                   Charge

20. Underwriters                                                   (Prospectus) Distributor
                                                                   of the Contracts

21.  Calculation of Performance Data                               (Prospectus) Performance
                                                                   Data and Calculations

22.  Annuity Payments                                              (Prospectus) Annuity Income
                                                                   Payments; Annuity Options

23.  Financial Statements                                          Financial Statements


                             PART C -- OTHER INFORMATION

 ITEM OF FORM N-4                                                    PART C CAPTION

24.  Financial Statements                                          Financial Statements
       and Exhibits                                                and Exhibits
        (a) Financial Statements                                   Financial Statements
        (b) Exhibits                                               Exhibits

25.  Directors and Officers of                                     Directors and Officers
       of the Depositor                                            of the Depositor

26.  Persons Controlled By                                         Persons Controlled By
       or Under Common                                             or Under Common
       Control with the                                            Control with the
       Depositor or Registrant                                     Depositor or Registrant

27.  Number of Contract Owners                                     Number of Contract Owners

28.  Indemnification                                               Indemnification

29.  Principal Underwriters                                        Principal Underwriters

30.  Location of Accounts and Records                              Location of Accounts and Records

31.  Management Services                                           Management Services

32.  Undertakings                                                  Undertakings

Signatures                                                         Signature Page

                                      PART A

The Panorama Plus Annuity Issued by C.M. Life Insurance Company (Prospectus)*

Statement of Additional Information Table of Contents*

*INFORMATION IN RESPONSE TO ITEMS IN PART A IS INCORPORATED BY REFERENCE IN ITS ENTIRETY TO PART A OF POST-EFFECTIVE AMENDMENT NO. 4 TO FORM N-4 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1995, FILE NUMBER 33-45122.

                                     PART B

Statement of Additional Information


More Information About the Contract*
  Determination of Sub-Account Accumulation Unit Values*
  Annuity Period Transfer Formulas*

Records, Reports and Services*

Performance Data and Calculations*
  Money Market Sub-Account Yield*
  Sub-Account Total Return Calculations:  Standardized*
  Other Performance Data:  Non-Standardized*

Federal Tax Matters*

Other Information*

* INFORMATION IN RESPONSE TO ALL ITEMS IN PART B, EXCEPT ITEM 23 - FINANCIAL STATEMENTS, IS INCORPORATED BY REFERENCE IN ITS ENTIRETY TO PART B OF POST-EFFECTIVE AMENDMENT NO. 4 TO FORM N-4 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1995, FILE NUMBER 33-45122.

                           FINANCIAL STATEMENTS

     The financial statements for C.M. Life and the related report of independent public accountants are included herein. The Statement of Additional Information contains financial statements for the Separate Account. Arthur Andersen LLP, Hartford, Connecticut 06103, serves as independent auditors for the Separate Account.


     The financial statements for the period ended December 31, 1994 included herein for C.M. Life have been audited by Arthur Andersen LLP, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

C.M. Life Insurance Company
Balance Sheets
As of December 31, 1994 and 1993

C.M. Life Insurance Company
Statements of Operations
For the Years Ended December 31, 1994, 1993 and 1992

C.M. Life Insurance Company
Statements of Stockholder's Equity
For the Years Ended December 31, 1994, 1993 and 1992

C.M. Life Insurance Company
Statements of Cash Flows
For the Years Ended December 31, 1994, 1993 and 1992

C.M. Life Insurance Company
Notes to Financial Statements
December 31, 1994, 1993 and 1992

C.M. Life Insurance Company
Summary of Investments - Other than Investments in Related Parties As of December 31, 1994 (Schedule I)


C.M. Life Insurance Company
Reinsurance
For the Years Ended December 31, 1994, 1993 and 1992 (Schedule VI)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To C.M. Life Insurance Company:

We have audited the accompanying balance sheets of C.M. Life Insurance Company (a Connecticut corporation and a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. Schedules I and VI are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.


                                             Arthur Andersen LLP
 Hartford, Connecticut
 February 15, 1995

                                         C.M. LIFE INSURANCE COMPANY
                                               BALANCE SHEETS
                                      AS OF DECEMBER 31, 1994 AND 1993
                                  ($ IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                 1994       1993
                                                 ----       ----

ASSETS:
Investments:
  Fixed maturities at cost (fair value;
   $684,213 in 1994 and $647,980 in 1993)    $717,291   $627,110
  Equity securities at cost (fair value;
   $2,065 in 1994 and $2,095 in 1993)           1,815      1,815
Mortgage loans on real estate at net
realizable value                               42,038     65,788
Real estate at cost                             1,897      5,362
Policy loans at outstanding balance           109,720     98,215
Cash and cash equivalents                       3,025      5,589
                                              -------    -------

     Total investments                        875,786    803,879
                                              -------    -------

Accrued investment income                      14,023     13,215
Accounts receivable                             5,330      4,317
Amounts due from reinsurers                     1,162      1,229
Other assets                                    2,318      1,709
Assets of Separate Account                    309,672    145,661
                                           ----------  ---------

     TOTAL ASSETS                          $1,208,291   $970,010
                                           ----------   --------

LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Future policy benefits                     $751,808   $698,779
  Policy claims and benefits currently
   payable                                      1,772      1,758
  Indebtedness to related parties               6,965     11,485
  Federal income tax payable                    2,446        441
  Asset valuation reserve                       6,640      6,534
  Other liabilities                             7,906      8,582
  Other deposits                               31,690     15,992
  Transfers due from Separate Account         (14,445)    (7,120)
  Liabilities of Separate Account             309,672    145,661
                                            ---------    -------

     TOTAL LIABILITIES                      1,104,454    882,112
                                            ---------    -------

STOCKHOLDER'S EQUITY:
  Common stock, $200 par value - 50,000
  shares authorized, 12,500 shares
  issued and outstanding                        2,500      2,500
  Additional paid-in capital                   43,759     43,759
  Retained earnings                            57,578     41,639
                                           ----------   --------

     TOTAL STOCKHOLDER'S EQUITY               103,837     87,898
                                           ----------   --------

     TOTAL LIABILITIES AND                 $1,208,291   $970,010
      STOCKHOLDER'S EQUITY                 ==========   ========



    The accompanying notes are an integral part of these financial statements.

                                         C.M. LIFE INSURANCE COMPANY
                                           STATEMENTS OF OPERATIONS
                            FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                               ($ IN THOUSANDS)

                                               1994       1993       1992
                                               ----       ----       ----

REVENUES:
  Premiums and annuity considerations         $111,238   $108,097   $117,785
  Less:  reinsurance ceded                     (54,032)   (56,905)   (60,830)
                                              --------   --------   --------

  Net premiums and annuity considerations       57,206     51,192     56,955
  Net investment income                         59,887     57,460     56,666
  Net realized capital gains (losses) on
  investments                                   (2,533)       459       (380)
  Other income                                     984        363         20
                                               -------    -------    -------

     TOTAL REVENUES                            115,544    109,474    113,261
BENEFITS, LOSSES AND EXPENSES:
  Benefits, claims and settlement expenses     101,243     98,700    111,843
  Acquisition and insurance expenses            24,630     25,436     31,736
  Other expenses                                 4,199      3,004      3,633
  Less:  reinsurance benefits and expenses
   ceded
                                               (45,804)   (50,001)   (54,537)
                                              --------   --------   --------

     TOTAL BENEFITS, LOSSES AND EXPENSES        84,268     77,139     92,675
                                                ------     ------     ------

     INCOME BEFORE FEDERAL INCOME TAX
     EXPENSE                                    31,276     32,335     20,586

FEDERAL INCOME TAX EXPENSE                      13,488     11,241      9,055
                                                ------     ------      -----
     NET INCOME                                $17,788    $21,094    $11,531
                                               =======    =======    =======

    The accompanying notes are an integral part of these financial statements.

                                         C.M. LIFE INSURANCE COMPANY
                                      STATEMENTS OF STOCKHOLDER'S EQUITY
                            FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                               ($ IN THOUSANDS)


                                            1994      1993      1992
                                            ----      ----      ----

Common Stock                             $ 2,500   $ 2,500   $ 2,500
Additional Paid-in Capital                43,759    43,759    43,759

Retained Earnings
  Balance, beginning of year              41,639    21,163    10,155
  Net income                              17,788    21,094    11,531
  Change in asset valuation reserve         (106)   (1,313)      877
  Change in nonadmitted assets            (1,761)      675    (1,004)
  Net unrealized capital gain (loss)          18        84    (1,514)
  Other                                        -       (64)    1,118
                                          ------    ------    ------

  Balance, end of year                    57,578    41,639    21,163
                                          ------    ------    ------


TOTAL STOCKHOLDER'S EQUITY              $103,837   $87,898   $67,422
                                        ========   =======   =======


    The accompanying notes are an integral part of these financial statements.

                                         C.M. LIFE INSURANCE COMPANY
                                           STATEMENTS OF CASH FLOWS
                            FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                               ($ IN THOUSANDS)


                                             1994        1993       1992
                                             ----        ----       ----

CASH PROVIDED:
Premiums and annuity considerations, net
of reinsurance                               $56,346     $49,530    $57,180
Other deposits                               193,970     129,030     25,149
Net investment income                         60,886      58,728     56,147
Commission and expense allowance and
reserve adjustment on reinsurance ceded       22,484      29,576     35,794
Other                                              -       2,106      4,983
                                             -------     -------    -------

                                             333,686     268,970    179,253
                                             -------     -------    -------


Benefits and interest to policyholders
and beneficiaries, net of reinsurance        (43,808)    (28,973)   (38,391)
Acquisition and insurance expenses, net
of reinsurance                               (25,934)    (28,619)   (35,926)
Transfers to Separate Account               (168,913)   (114,917)   (21,605)
Federal income taxes paid                    (10,076)    (11,579)   (12,290)
Other payments, net                          (15,132)    (17,903)    (5,284)
                                            --------    --------    -------

                                            (263,863)   (201,991)  (113,496)
                                           ---------   ---------  ---------

     Net cash provided by operations          69,823      66,979     65,757

Proceeds from the disposition of fixed
maturities and mortgage loans on real
estate                                       249,038     348,263    199,831
Other cash provided                                -         855      5,725
                                             -------     -------    -------

     Total cash provided                     318,861     416,097    271,313
                                             -------     -------    -------


CASH APPLIED:
Purchases of fixed maturities                320,272     408,017    274,590
Purchase of equity securities                      -         296      2,330
Other applications                             1,153       3,974      1,601
                                               -----       -----      -----

     Total cash applied                      321,425     412,287    278,521
                                             -------     -------    -------


Net increase (decrease) in cash and cash
equivalents                                   (2,564)      3,810     (7,208)

CASH AND CASH EQUIVALENTS:
Beginning of year                              5,589       1,779      8,987
                                               -----       -----      -----

End of year                                   $3,025      $5,589     $1,779
                                              ======      ======     ======


    The accompanying notes are an integral part of these financial statements.

                          C.M. LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1994, 1993 AND 1992
                                ($ IN THOUSANDS)


1.  ORGANIZATION:


  C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (Connecticut Mutual).


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


  C.M. Life's financial statements have been prepared in conformity with accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Insurance Department of the State of Connecticut, which are considered to be generally accepted accounting principles for wholly owned stock life insurance subsidiaries of mutual life insurance companies. (see Note 2.h.).

  The principal accounting practices currently followed by C.M. Life are as follows:

    a. Assets - Assets are stated at amounts reported to state regulatory authorities. Certain assets, such as prepaid agent commissions and other prepaid expenses, are excluded from the balance sheet and amounted to $2,684 and $923 as of December 31, 1994 and 1993.
    b. Investments - Investments are valued in accordance with procedures prescribed by the NAIC. Fixed maturities eligible for amortization are reported at amortized cost. Equity securities of preferred stock are reported at cost. Mortgage loans on real estate are reported at the unpaid principal balance unless delinquent, at which time they are reported at the lower of the unpaid balance or fair value. Investments in real estate which have been identified for sale within the next twelve months are reported at the lower of cost, less accumulated depreciation of $187 and $124 at December 31, 1994 and 1993, respectively, or market value. Investments for real estate which have been identified as held for investment are reported at the lower of cost, less accumulated depreciation of $0 and $466 at December 31, 1994 and 1993, respectively, or market value. The Company calculates depreciation for its real estate investments using principally the straight line method. Policy loans are reported at the aggregate amount of the unpaid balances. Short-term investments are reported at amortized cost, which approximates fair value.

        The Company maintains an Interest Maintenance Reserve (IMR) for all fixed income investments and establishes a liability/asset to defer all interest rate related realized capital gains and losses, net of taxes, as they occur. The deferral is subsequently amortized to net investment income over the period remaining to maturity of the assets sold. All other realized gains and losses are reported in the Statements of Operations upon sale. Unrealized capital gains and losses are reported as additions to or reductions from equity.

        The Asset Valuation Reserve (AVR), prescribed by the NAIC, provides for possible decline in the value of bonds, stocks, mortgage loans, real estate and other invested assets. This reserve contains different components, each designed to address specific asset risks. Changes in the AVR are charged or credited directly to equity. The AVR increased by $106 and $1,313 in 1994 and 1993, respectively.

        Investments which exceeded 10% of total stockholder's equity are as follows:

                                             1994        1993
                                             ----        ----

        Mortgage loans on real estate:
            J.L. Associates LTD PTR          None     $15,200

        The Company uses derivative instruments (as defined in FAS No. 119) which include options and futures, to hedge equity exposure and to hedge reinvestment of proceeds from major anticipated transactions. During 1994 interest rate futures were acquired to hedge the reinvestment of anticipated proceeds from a bulk mortgage sale. The actual gain of $95 was amortized over the expected term of the assets acquired with the mortgage sale proceeds. During 1993 no futures and options were utilized to hedge equity exposures.

        There were no fixed maturities greater than 10% of stockholder's equity as of December 31, 1994 and 1993.

        C.M. Life has loans overdue more than 12 months as follows:

                                               1994    1993
                                               ----    ----

        Defaults on mortgages: (non-income
          producing for 12 months)            $2,774   None

   c. Disclosure of the Fair Value of Financial Instruments - Fair value is defined as "the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale." (Fair value estimates, methods and significant assumptions are disclosed in the relevant footnotes.)

   d. Reserves for Payment of Future Benefits: Reserves for payment of future benefits on life insurance, developed by accepted actuarial methods, are established and maintained primarily on the Commissioners' Reserve Valuation Method utilizing the 1980 Commissioners' Standard Ordinary Mortality Table with interest rates of 4%-4 1/2%. Reserves for single premium deferred annuities are calculated based on the Commissioners' Annuity Reserve Valuation Method utilizing the change in fund method and assuming interest on changes in funds of 7.0%, 7.5% and 8.25% in 1994, 1993, and 1992 respectively. Additional reserves are maintained for contracts where the cash surrender value exceeds the actuarially determined reserve.

   e. Separate Accounts: Separate accounts include the assets and liabilities of certain annuity contracts that must be segregated from C.M. Life's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Reserves for these annuity contracts have been established using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions. Transfers due from Separate Account, a contra-liability, represents Separate Account liabilities in excess of Separate Account reserves.

   f. Premiums and Insurance Operating Expenses: Premiums are reported as income when due. Commissions and other costs relating to the solicitation, underwriting and issuance of new contracts are reported as acquisition and insurance expenses in the year incurred.

   g. Cash Equivalents: For purposes of the Statements of Cash Flows, C.M. Life considers all highly liquid short-term investments with a maturity of three months or less from the date of purchase to be cash equivalents. The carrying amounts reported approximate those assets' fair value.

   h.   New Accounting Pronouncements:  The Financial Accounting Standards Board
        (FASB) has issued an interpretation declaring that financial statements of mutual life insurance companies, and their wholly owned subsidiaries, which are prepared on the basis of statutory accounting principles, will no longer be considered to be in conformity with GAAP. This interpretation applies to financial statements issued for fiscal years beginning after December 15, 1995. Certain accounting principles for mutual life insurance companies, which will be required to be in compliance with GAAP, were also issued by the FASB and the American Institute of Certified Public Accountants in January 1995. The financial statement impact of adopting these accounting principles has not been determined by the Company. The effect of initially adopting the FASB interpretation shall be reported retroactively through restatement of all previously issued financial statements presented for comparative purposes for fiscal years beginning after December 15, 1992.

        Financial Accounting Standard (FAS) No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, which was issued in January 1995 extends the requirements of FASB statements Nos. 60 (Accounting and Reporting by Insurance Enterprises), 97 (Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses From the Sale of Investments) and 113 (Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts) to C.M. Life.

        The impact of adopting these accounting standards on C.M. Life's financial position or results of operations is not known or reasonably estimable at this time.


   i. Reclassifications: The 1993 and 1992 financial statements and Notes to Financial Statements reflect certain reclassifications to conform with the 1994 presentation.


3.  FEDERAL INCOME TAXES:


  C.M. Life is included in Connecticut Mutual's consolidated Federal income tax return and, in accordance with a written tax-sharing agreement, makes a provision for payment to Connecticut Mutual based on its income included in Connecticut Mutual's consolidated taxable income. This provision is based on income which is currently taxable.


4.  STOCKHOLDER'S EQUITY:


  The Board of Directors of Connecticut Mutual has authorized the contribution of funds to C.M. Life sufficient to meet the capital requirements of all states in which C.M. Life is licensed to do business. Substantially all of the statutory stockholder's equity is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval.

5.  REINSURANCE:


  C.M. Life reinsures (cedes) a portion of its life insurance business to Connecticut Mutual and other insurers, in order to reduce insurance risk. C.M. life's retention limit per individual insured is $4 million; the portion of the risk exceeding the retention limit is reinsured with other insurers.

  The reinsurance contract with Connecticut Mutual is a modified coinsurance quota-share treaty. Under the treaty C.M. Life cedes 50% of the premiums on universal life policies issued in 1985 and 75% of the premiums with issue dates on or after January 1, 1986. In return Connecticut Mutual pays C.M. Life a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits for the ceded policies are retained by C.M. Life.
  C.M. Life also has a stop-loss agreement with Connecticut Mutual under which C.M. Life cedes claims which, in aggregate, exceed $18,348 in 1994, $16,431 in 1993 and $16,443 in 1992. In 1994, 1993, and 1992, the limit was not exceeded. The agreement was amended and renewed in 1994 for a duration of three years. The amended maximum coverage is $25,000. C.M. Life paid approximately $435, $446 and $478 in premiums under the agreement in 1994, 1993 and 1992, respectively.

  C.M. Life is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

6.  INVESTMENTS:


  FIXED MATURITIES:

  The carrying value and estimated fair value of investments in fixed maturities as of December 31, 1994 and 1993 are as follows:


1994                                           Gross       Gross     Estimated
                                  Carrying   Unrealized  Unrealized     Fair
                                   Value       Gains      Losses       Value
                                   -----       -----      ------       -----

     U.S. Government               $62,501  $         -  $   1,874     $60,627

     Special Revenue and
       Special Assessment
       Obligations and all
       Non-guaranteed Obli-
       gations of Government
       Agencies, Authorities,
       and Subdivisions              4,373            -        375       3,998

     Foreign Government,
       Province & Municipal         16,175          117        904      15,388

     Public Utility                 38,773          227      1,605      37,395

     Mortgage Backed
       Obligations                 167,641          533     12,184     155,990

     Industrial and
       Miscellaneous               427,828          967     17,980     410,815
                                 ---------  ----------------------- -----------

     Total Fixed Maturities       $717,291       $1,844    $34,922    $684,213
                                 =========  =======================  ==========

1993                                           Gross       Gross     Estimated
                                 Carrying    Unrealized  Unrealized     Fair
                                   Value       Gains      Losses       Value
                                   -----       -----      ------       -----

     U.S. Government             $  24,015      $   906 $        -  $   24,921

     Special Revenue and
       Special Assessment
       Obligations and all
       Non-guaranteed Obli-
       gations of Government
       Agencies, Authorities,
       and Subdivisions              5,000            -          -       5,000

     Foreign Government,
       Province & Municipal         23,511          620        529      23,602

     Public Utility                 34,162        1,577         99      35,640

     Mortgage Backed
       Obligations                 135,309        3,505        706     138,107

     Industrial and
       Miscellaneous               405,113       16,477        881     420,710
                                 ---------  ----------------------- -----------

     Total Fixed Maturities       $627,110      $23,085     $2,215    $647,980
                                 =========  =======================  ==========

  The carrying value and estimated fair value of C.M. Life's fixed maturities at December 31, 1994, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.


                                                        Estimated
                                           Carrying       Fair
                                             Value        Value
                                             -----        -----

Due in one year or less                      $ 26,429   $  26,509
Due after one year through five years         339,561     328,984
Due after five years through ten years        176,968     166,335
Due after ten years                             6,692       6,395
Mortgage-backed securities                    167,641     155,990
                                          -----------   ---------

  Total                                      $717,291    $684,213
                                          ===========   =========


  Proceeds from sales of fixed maturities were $224,884, $334,801 and $182,572 for 1994, 1993 and 1992, respectively. Gross gains of $1,358, $5,931 and $1,444 and gross losses of $4,439, $1,016 and $3,650 were realized on those sales for 1994, 1993 and 1992, respectively.

  The estimated fair value for the public bonds is based on the quoted market price from various external bond pricing services. Private bonds are assigned an internal quality rating which parallels independent rating agency criteria and is consistent with NAIC ratings. The fair value of these bonds is estimated by discounting the expected future cash flows using a current discount rate based on the quality rating and maturity of the specific instruments.


  EQUITY SECURITIES:

  Equity securities consist solely of preferred stock which is reported at cost, the estimated fair value of which is $2,065 and $2,095 as of December 31, 1994 and 1993, respectively. The estimated fair value for the equity securities is based on quoted market prices from national securities exchanges and over-the-counter markets.


  MORTGAGE LOANS ON REAL ESTATE:

  The following table provides a breakdown of the carrying value of mortgage loans on real estate by geographical location:

                                    1994              1993
                                    ----              ----

      United States
         Northeast                   $22,111         $  23,425
         South Atlantic               13,090            16,615
         North Central                     -            18,784
         South Central                 3,462             3,498
         West                          3,375             3,466
                                ------------      ------------

            Total                    $42,038          $ 65,788
                                ============      ============

  Outstanding mortgages whose terms have been modified aggregated $24,034 and $26,196 which represents 57.2% and 39.8% of the total portfolio as of December 31, 1994 and 1993, respectively. Income recognized during 1994, 1993 and 1992 on these restructured loans was $1,379, $1,495 and $1,018, respectively. Income that would have been recognized during 1994, 1993 and 1992 on these loans, if such loans had been current in accordance with their original terms and had been outstanding throughout the year, was $2,296, $2,568 and $1,851, respectively.

  C.M. Life has loans either overdue more than three months or in the process of foreclosure of $2,774 and $43 at December 31, 1994 and 1993, respectively. Additionally, C.M. Life has properties which it acquired in satisfaction of debt of $1,897 and $5,362 at December 31, 1994 and 1993, respectively.

  The estimated fair value for mortgages was $40,241 and $64,528 at December 31, 1994 and 1993, respectively. The value for performing mortgages is determined by discounting the expected future cash flows using the current interest rates at which similar loans would be made to borrowers with similar credit ratings and remaining maturities. The non-performing mortgages are valued based on a discounted cash flow analysis on the underlying collateral using the current market rate for similar collateral.


 7. POLICY LOANS:

  Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. Since policy loans do not have defined maturities, management believes it is not practicable to estimate the fair value of fixed policy loans. For loans with variable interest rates, the rates are adjusted annually based upon changes in a corporate bond index and are stated at fair value.

  The carrying value of policy loans as of December 31, 1994 and 1993 is as follows:

                                     1994              1993
                                     ----              ----

      Fixed                       $     1,639       $     1,603
      Variable                        108,081            96,612
                                -------------      ------------

                                    $ 109,720        $   98,215
                                =============      ============


 8.  FAIR VALUE DISCLOSURE OF OTHER FINANCIAL INSTRUMENTS:

  The Company has identified certain liabilities as financial instruments that require fair value disclosure. The following methods and assumptions were used to estimate the fair value of each class of these instruments for which it is practicable to estimate the value.

  Since supplementary contracts may be perceived as deposit liabilities with defined maturities, the Company has determined fair value based on the discounted value of amounts payable at maturity of the contract. Discount rates used to determine fair value range from 6.5% to 7.9%. All other deposit liabilities are not considered to have defined maturities. The Company has determined fair value for these contracts to be equal to the cash surrender value, which is that amount which is payable to policyholders on demand.

  The estimated fair values for liabilities, which the Company has identified as investment contracts and borrowed funds, are as follows:

                                       1994                    1993
                                       ----                    ----

                                          Estimated                  Estimated
                               Carrying      Fair      Carrying         Fair
                                 Value      Value        Value         Value
                                 -----      -----        -----         -----
  FINANCIAL LIABILITIES
  Future Policy Benefits
     Annuity Reserves -
        Accumulation Phase       $30,239     $28,868     $21,140      $22,308
  Other Deposits                  31,690      29,484      15,992       15,884
  Other Liabilities
     Funds Deposited Under
        Income Settlements
        Supplementary
        Contracts Without
        Life Contingencies           270         260         262          262
  Liabilities of
  Separate Account               309,672     309,672     145,661      145,661

9.  RELATED PARTY TRANSACTIONS:

  Connecticut Mutual allocates certain expenses to C.M. Life for providing operating facilities, human resources, computer software development and managerial services. Total expenses allocated to C.M. Life were approximately $16,412, $18,831 and $24,590 in 1994, 1993 and 1992, respectively.

10. NET INVESTMENT INCOME:

     Net Investment Income is comprised of the following:

                                             1994      1993      1992
                                             ----      ----      ----

          Fixed maturities                  $47,658   $43,983   $42,908
          Mortgage loans on real estate       4,383     5,813     6,507
          Policy loans                        7,925     7,448     7,785
          Amortization of IMR                   309       251     (239)
          Other                               1,449     1,844     1,383
                                              -----     -----     -----

              Total investment income        61,742    59,339    58,344
          Less:  Applicable investment
          expenses                            1,837     1,879     1,678
                                              -----     -----     -----

          Net investment income             $59,887  $ 57,460  $ 56,666
                                            =======  ========  ========

  Net investment income and realized gains and losses applicable to the Separate Account are not included in C.M. Life's net investment income and realized gains and losses reported in the Statement of Operations.

       REALIZED AND UNREALIZED GAINS AND LOSSES:

  The cost of investments sold is determined by the specific identification method. Realized gains and losses and the change in the difference between market value and cost for fixed maturities and equity securities are summarized as follows:

                                      1994          1993          1992
                                      ----          ----          ----
  Realized Gains and Losses:
       Fixed Maturities:
          Realized gains          $   1,358    $     5,931    $     1,444
          Realized losses            (4,439)        (1,016)        (3,650)
                                  ----------   ------------   ------------

                                     (3,081)         4,915         (2,206)
                                  ----------   -----------    ------------

        Equity Securities:
          Realized gains                  -              4              -
          Realized losses                 -              -              -
                                  ---------    -----------    -----------

                                          -              4
                                  ---------    -----------    ------------

        Real Estate:
          Realized gains                 -               -              -
          Realized losses            (2,158)             -              -
                                  ---------    -----------    -----------

                                     (2,158)             -              -
                                  ---------    -----------    -----------

        Mortgage Loans:
          Realized gains                  -              -              -
          Realized losses            (2,093)           (13)           (25)
                                  ---------    -----------    -----------

                                     (2,093)           (13)           (25)
                                  ---------    -----------    -----------

        (Gains)/Losses
         Transferred to IMR           4,799         (4,447)         1,851
         Net Realized Capital
         Gains/(Losses)           $  (2,533)   $       459    $      (380)
                                  ==========   ===========    ===========


  Unrealized Gains and Losses:
         Fixed Maturities:
         Net unrealized gains
         (losses),end of year     $ (33,077)   $    20,870    $    16,497
         Net unrealized gains,
          beginning of year          20,870         16,497         20,035
                                  ---------    -----------    -----------

         Change in unrealized
         gains or losses on
         fixed maturities         $ (53,947)   $     4,373    $    (3,538)
                                  ==========   ===========    ===========

  The change in unrealized gains and (losses) for equity securities were $(30), $50 and $105 as of December 31, 1994, 1993 and 1992, respectively.


12.  CONTINGENCIES:

  In the normal course of its business operations, C.M. Life is involved in litigation from time to time with claimants, beneficiaries and others. Several lawsuits were pending at December 31, 1994. In the opinion of management, the ultimate liability, if any, arising from this litigation is not expected to have a material adverse effect on the financial position of C.M. Life.

                                               SCHEDULE I

                                       C.M. LIFE INSURANCE COMPANY
               SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES
                                         AS OF DECEMBER 31, 1994
                                            ($ IN THOUSANDS)


                                            Cost or        Fair        Balance
                                             Other         Value        Sheet
TYPE OF INVESTMENT                           Basis      (see note)      Amount
------------------                           -----      ----------      ------

Fixed Maturities:
  U.S. Government                             $62,501        $60,627     $62,501
  Special Revenue and Special
    Assessment Obligations and
    all Non-guaranteed Obligations
    of Government Agencies
    Authorities,and Subdivisions                4,373          3,998       4,373
  Foreign Government, Province and
  Municipal                                    16,175         15,388      16,175
  Public Utility                               38,773         37,395      38,773
  Mortgage Backed Obligations                 167,641        155,990     167,641
  Industrial and Miscellaneous                427,828        410,815     427,828
                                              -------        -------     -------


          Total Fixed Maturities              717,291        684,213     717,291
                                              -------        -------     -------
Equity Securities:
  Nonredeemable Preferred Stocks                1,815          2,065       1,815
                                                -----          -----       -----


       Total Equity Securities                  1,815          2,065       1,815
                                                -----          -----       -----


       Total Fixed Maturities and
       Equity Securities
                                              719,106       $686,278     719,106
                                              -------       ========     -------

Other Investments:

  Mortgage Loans on Real Estate                47,833         40,241      42,038
  Real Estate                                   2,084     (see note)       1,897
  Policy Loans                                109,720     (see note)     109,720
  Short-term Investments                        3,025          3,025       3,025
                                                -----                      -----


       Total Other Investments                162,662                    156,680
                                              -------                    -------


       Total Investments                     $881,768                   $875,786
                                             ========                   ========


Note: Fair values for equity securities and fixed maturities approximate those quotations published by applicable stock exchanges or are received from other reliable sources. Fair values for real estate are not readily available. Approximately 98% of policy loans are comprised of variable interest rate loans whose carrying value approximate fair value.

                                            SCHEDULE VI

                                    C.M. LIFE INSURANCE COMPANY
                                            REINSURANCE
                       FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                         ($ IN THOUSANDS)




                                                Ceded
                                 Gross        To Other         Net
                                 Amount       Companies      Amount
                                 ------       ---------      ------

December 31, 1994
-----------------

Life insurance in force        $15,800,300     $7,310,290   $8,490,010
                               ===========     ==========   ==========

Premiums:  Life Insurance         $111,238        $54,032      $57,206
                                  ========        =======      =======

December 31, 1993
-----------------



Life insurance in force        $14,521,452     $7,382,223   $7,139,229
                               ===========     ==========   ==========

Premiums:  Life insurance         $108,097        $56,905      $51,192
                                  ========        =======      =======

December 31, 1992
-----------------


Life insurance in force        $14,985,254     $7,372,633   $7,612,621
                               ===========     ==========   ==========

Premiums:  Life Insurance         $177,785        $60,830      $56,955
                                  ========        =======      =======

                         C.M. LIFE INSURANCE COMPANY


                                     INDEX


          Financial Statements:

                   Balance Sheets
                     September 30, 1995 (unaudited) and December 31, 1994
                        (Derived from audited financial statements)

                   Statements of Operations
                     Three Months Ended
                     September 30, 1995 and 1994 (unaudited)

                   Statements of Operations
                     Nine Months Ended
                     September 30, 1995 and 1994 (unaudited)

                   Statements of Stockholder's Equity
                     Nine Months Ended
                     September 30, 1995 and 1994 (unaudited)

                   Statements of Cash Flows
                     Nine Months Ended
                     September 30, 1995 and 1994 (unaudited)

                   Notes to Financial Statements (unaudited)


C.M. LIFE INSURANCE COMPANY
BALANCE SHEETS
($ IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                         (see NOTE)
                                September 30, 1995   December 31, 1994
                                   (unaudited)
                                ------------------   -----------------

ASSETS:
Investments:
Fixed maturities at cost                  $723,581            $717,291
Equity securities at cost                   70,252               1,815
Mortgage loans on real estate
 at net realizable value                    31,980              42,038
Real estate at cost                          1,853               1,897
Policy loans at outstanding
     balance                               120,555             109,720
Cash and cash equivalents                    1,466               3,025
                                ------------------   -----------------


Total investments                          949,687             875,786
                                ------------------   -----------------


Accrued investment income                   17,097              14,023
Accounts receivable                          4,111               5,330
Federal income tax receivable                1,881                   -
Amounts due from reinsurers                    240               1,162
Other assets                                 2,805               2,318
Assets of Separate Account                 464,454             309,672
                                ------------------   -----------------


TOTAL ASSETS                            $1,440,275          $1,208,291
                                ==================   =================

LIABILITIES AND STOCKHOLDER'S
EQUITY:
Liabilities:
Future policy benefits                    $802,050            $751,808
Policy claims and benefits
     currently payable                         755               1,772
Indebtedness to related                     12,316               6,965
parties
Federal income tax payable                       -               2,446
Asset valuation reserve                     16,011               6,640
Other liabilities                            8,892               7,906
Other deposits                              47,687              31,690
Transfers due from Separate
     Account                               (20,035)            (14,445)
Liabilities of Separate
Account
                                           464,454             309,672
                                 -----------------   -----------------


Total liabilities                        1,332,130           1,104,454
                                ------------------    ----------------


STOCKHOLDER'S EQUITY:
Common stock, $200 par value -
     50,000 shares authorized,
     12,500 shares issued and
     oustanding                              2,500               2,500
Additional paid-in capital                  43,759              43,759
Retained earnings                           61,886              57,578
                                ------------------   -----------------


Total stockholder's equity                 108,145             103,837
                                           -------           ---------


TOTAL LIABILITIES AND
 STOCKHOLDER'S EQUITY                   $1,440,275          $1,208,291
                                        ==========          ==========

NOTE: The Balance Sheet at December 31, 1994 has been taken from the audited financial statements at that date.

The accompanying notes are an integral part of these unaudited financial statements.


C.M. LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
 ($ IN THOUSANDS)
(UNAUDITED)

                                                 1995          1994
                                               ---------     --------

REVENUES:
  Premiums and annuity considerations              $28,457       $26,225
  Less:  reinsurance ceded                         (12,106)      (12,755)
                                                    -------      -------

      Net premiums and annuity considerations       16,351        13,470

  Net investment income                             16,894        14,816
  Net realized capital losses
           on investments                             (870)       (2,528)
  Other income                                         419           280
                                                     -----        ------

       Total revenues                               32,794        26,038

BENEFITS, LOSSES AND EXPENSES:
  Benefits, claims and settlement expenses          27,701        25,368
  Acquisition and insurance expenses                13,041         5,455
  Other expenses                                     1,373         1,028
  Less:  reinsurance benefits and expenses         (10,825)       (9,140)
                                                   -------       -------

       Total benefits, losses and expenses          31,290        22,711
                                                  --------       -------

       Income before income tax expense              1,504         3,327

FEDERAL INCOME TAX EXPENSE                              87         1,689
                                                  --------       -------
     NET INCOME                                     $1,417        $1,638
                                                  ========       =======

The accompanying notes are an integral part of these unaudited financial statements.


C.M. LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
 ($ IN THOUSANDS)
(UNAUDITED)

                                                   1995            1994
                                                --------         --------

REVENUES:
  Premiums and annuity considerations              $97,491        $74,023
  Less:  reinsurance ceded                         (38,603)       (41,000)
                                                   -------        -------

      Net premiums and annuity considerations       58,888         33,023

  Net investment income                             50,366         44,583
  Net realized capital losses
           on investments                           (1,243)        (2,530)
  Other income                                       1,166            667
                                                   -------         ------

       Total revenues                              109,177         75,743

BENEFITS, LOSSES AND EXPENSES:
  Benefits, claims and settlement expenses         100,817         67,617
  Acquisition and insurance expenses                32,217         14,928
  Other expenses                                     3,889          3,344
  Less:  reinsurance benefits and expenses         (40,021)       (31,044)
                                                    -------       -------

       Total benefits, losses and expenses          96,902         54,845
                                                   -------        -------

       Income before income tax expense             12,275         20,898

FEDERAL INCOME TAX EXPENSE                           3,740          7,025
                                                   -------        -------
     NET INCOME                                     $8,535        $13,873
                                                   =======        =======

The accompanying notes are an integral part of these unaudited financial statements.


C.M. LIFE INSURANCE COMPANY
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
($ IN THOUSANDS)
(UNAUDITED)

                                         1995          1994
                                       ---------    ----------

Common Stock                              $2,500       $2,500
Additional Paid-in Capital                43,759       43,759

Retained Earnings
Balance, beginning of year                57,578       41,639
Net income                                 8,535       13,873
Change in asset valuation reserve         (9,371)      (1,044)
Change in nonadmitted assets               (980)          587
Net unrealized capital gain                6,124        1,300
                                       ---------    ---------

Balance, end of period                    61,886       56,355
                                       ---------    ---------


TOTAL STOCKHOLDER'S EQUITY              $108,145     $102,614
                                       =========    =========

The accompanying notes are an integral part of these unaudited financial statements.


C.M. LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
($ IN THOUSANDS)
(UNAUDITED)


                                               1995         1994
                                             --------     --------

CASH PROVIDED:

Premiums and annuity considerations,
     net of reinsurance                       $59,267      $34,551
Other deposits                                122,772      153,148
Net investment income                          48,139       43,235
Commission and expense allowance and
 reserve adjustment on reinsurance ceded       11,790       15,650
                                             --------     --------

                                              241,968      246,584

Benefits and interest to policyholders
     and beneficiaries, net of reinsurance    (34,544)     (34,689)
Acquisition and insurance expenses,
     net of reinsurance                       (36,108)     (17,351)
Transfers to Separate Account                 (91,935)    (136,976)
Federal income taxes paid                      (8,007)      (8,393)
Other payments, net                           (11,956)      (6,819)
Net cash provided by operations                59,418       42,356
                                             --------     --------


Proceeds from the disposition of
     fixed maturities and mortgage loans on
     real estate                              357,822      176,006
                                             --------     --------

      Total cash provided                     417,240      218,362
                                             --------     --------


CASH APPLIED:

Purchases of fixed maturities                 349,073      215,240
Purchase of equity securities                  69,720            -
Other applications                                  6        1,153
                                              --------    --------

     Total cash applied                       418,799      216,393
                                              --------    --------


Net increase (decrease) in cash and
cash equivalents                               (1,559)       1,969


CASH AND CASH EQUIVALENTS:

     Beginning of year                          3,025        5,589
                                             --------     --------


     End of period                             $1,466       $7,558
                                             ========     ========

The accompanying notes are an integral part of these unaudited financial statements.

C.M. LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995 AND 1994
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

1.  GENERAL:


    C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (Connecticut Mutual). In the opinion of C.M. Life these financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the financial position as of September 30, 1995 and December 31, 1994, the results of its operations for the three months and nine months ended September 30, 1995 and 1994, and its cash flows for the nine months ended September 30, 1995 and 1994.

    C.M. Life's financial statements have been prepared in conformity with accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Insurance Department of the State of Connecticut, which are considered to be generally accepted accounting principles for wholly owned stock life insurance subsidiaries of mutual life insurance companies.

    The Financial Accounting Standards Board (FASB) has issued an interpretation declaring that financial statements of mutual life insurance companies, and their wholly owned subsidiaries, which are prepared on the basis of statutory accounting principles, will no longer be considered to be in conformity with GAAP. This interpretation applies to financial statements issued for fiscal years beginning after December 15, 1995. Certain accounting principles for mutual life insurance companies, which will be required to be in compliance with GAAP, were also issued by the FASB and the American Institute of Certified Public Accountants in January 1995. The financial statement impact of adopting these accounting principles has not been determined by the Company. The effect of initially adopting the FASB interpretation shall be reported retroactively through restatement of all previously issued financial statements presented for comparative purposes for fiscal years beginning after December 15, 1992.

2.  RELATED PARTY TRANSACTIONS:


    The Parent, Connecticut Mutual, allocates certain expenses to C.M. Life for providing operating facilities, human resources, computer software development and managerial services. Total expenses allocated to C.M. Life were approximately $10,302 and $24,786 for the three and nine month periods ended September 30, 1995 and $3,746 and $11,306 for the same periods in 1994.

3.  NET INVESTMENT INCOME:



    Net investment income is comprised of the following:

                         Three Months       Nine Months Ended
                             Ended
                         September 30,         September 30,
                      ------------------   --------------------

                        1995      1994       1995        1994
                      --------   -------   --------    --------

Fixed Maturities      $13,319    $11,958    $40,368     $35,291
Mortgage loans on         646        969      2,158       3,535
real estate
Policy loans            2,547      2,017      7,304       5,859
Amortization of IMR       (22)       (67)      (170)        296
Other                     489        332      1,393       1,155
                      -------    -------   --------    --------

Total Investment
Income                 16,979     15,209     51,053      46,136
Less: Applicable
investment expense         85        393        687       1,553
                      -------    -------   --------    --------
Net Investment Income $16,894    $14,816    $50,366     $44,583
                      =======    =======   ========    ========

                           FINANCIAL STATEMENTS

     The financial statements of C.M. Life are included herein. The financial statements of C.M. Life should be considered only as bearing on the ability of C.M. Life to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Nor do they necessarily bear on the Guaranteed Interest Rate declared from time to time for the General Account.


     The financial statements of the Panorama Plus Separate Account included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Panorama Plus Separate Account of C.M. Life Insurance Company and to the Owners of Units of Interest Therein:

We have audited the accompanying statement of net assets of Panorama Plus Separate Account of C.M. Life Insurance Company as of December 31, 1994, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panorama Plus Separate Account of C.M. Life Insurance Company as of December 31, 1994, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


                                                      /s/ ARTHUR ANDERSEN LLP


Hartford, Connecticut
February 15, 1995

 Statement of Net Assets                      Panorama Plus Separate Account of
                                              C.M. Life Insurance Company
                                              December 31, 1994
------------------------------------------------------------------------------


 Assets
   Investments, at market:
     Connecticut Mutual Financial Services Series Fund I, Inc.
       Money Market Portfolio
         14,345,363 shares (Cost $14,345,363)                                   14,345,363
       Government Securities Portfolio
         13,784,766 shares (Cost $14,478,884)                                   13,139,708
       Income Portfolio
         16,582,077 shares (Cost $20,789,188)                                   18,381,183
       Total Return Portfolio
         115,365,145 shares (Cost $191,129,624)                                174,754,659
       Growth Portfolio
         31,648,329 shares (Cost $66,406,052                                    62,449,400
       International Equity Portfolio
         23,596,676 shares (Cost $26,375,300)                                   25,670,800
                                                                               ___________
                                                                              $308,741,113
 Cash                                                                              930,553
                                                                               ___________
 Total Assets                                                                 $309,671,666
                                                                               ___________

 Liabilities
   Payable for Investment Purchased                                                894,794
   Due to Affiliates                                                                35,759
                                                                               ___________

 Total Liabilities                                                                 930,553
                                                                               ___________


 Net Assets (variable annuity contract liabilities)                           $308,741,113
                                                                              ____________
                                                                              ____________

Variable Annuity Contract Liabilities
-------------------------------------------------------------------------------------------

   At December 31, 1994, the variable annuity contract liabilities of the Account consisted of the following:

                                     Units Owned by       Unit Value      Variable Annuity
                                     Participants                            Contract
                                                                            Liabilities
                                    ---------------      ------------    -----------------
 Money Market Sub Account              13,603,045         1.054570        $ 14,345,363
 Government Securities Sub-Account     11,994,574         1.095471          13,139,708
 Income Sub-Account                    16,488,930         1.114759          18,381,183
 Total Return Sub-Account             147,324,713         1.186187         174,754,659
 Growth Sub-Account                    49,636,052         1.258146          62,449,400
 International Equity Sub-Account      22,419,639         1.145014          25,670,800
                                                                          ____________
                                                                          $308,741,113
                                                                          ------------
                                                                          ------------

 STATEMENT OF OPERATIONS                   Panorama Plus Separate Account of
                                           C.M. LIFE INSURANCE COMPANY
                                           For the year ended December 31, 1994


-----------------------------------------------------------------------------------------------------
                                         SUB-ACCOUNTS
                         ----------------------------------------------------------------------------
                            MONEY     GOVERNMENT                 TOTAL               INTERNATIONAL
                            MARKET    SECURITIES    INCOME       RETURN        GROWTH        EQUITY
                         ----------   ----------    -------     --------      --------      --------
Investment Income
   Income:
     Dividends           $356,329      $757,287   $1,368,897   $11,538,649    $2,918,102     $362,316
  Expenses
     Mortality and
     Expense Risk Fees     99,415       136,164      192,749     1,544,075       509,740      194,714
                         ---------     --------   ----------   -----------    ----------     --------
 NET INVESTMENT
    INCOME               $256,914      $621,123   $1,176,148   $ 9,984,574    $2,408,362     $167,602
                         ---------     --------   ----------   -----------    ----------     --------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
   Net Realized Gain
   (Loss) from Fund
   Share Transactions       1,227      (131,631)    (414,663)      (95,129)      189,722      238,892
   Unrealized
   Depreciation               ---    (1,110,222)  (1,578,812)  (13,080,114)   (3,322,855)    (846,587)
                         ---------     --------   ----------   -----------    ----------     --------
 NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS             1,227    (1,241,853)  (1,993,475)  (13,175,243)   (3,133,133)    (607,695)
                         ---------     --------   ----------   -----------    ----------     --------

 NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING FROM
 OPERATIONS              $258,141     $(620,730)   $(817,327)  $(3,190,669)    $(724,771)   $(440,093)
                         ---------     --------   ----------   -----------    ----------     --------
                         ---------     --------   ----------   -----------    ----------     --------

STATEMENTS OF CHANGES IN NET ASSETS   Panorama Plus Separate Account of
                                      C.M. LIFE INSURANCE COMPANY
                                      For the years ended December 31, 1994
                                      and 1993

                                                                  SUB-ACCOUNTS
                                        --------------------------------------------------------
                                               MONEY MARKET               GOVERNMENT SECURITIES
                                        ------------------------         ----------------------------
                                           1994            1993             1994         1993
                                        -----------   ----------         ----------   -----------


 Increase (Decrease) in Net Assets
 FROM OPERATIONS:
   Net Investment Income (Loss)         $   256,914   $   21,568         $  621,123  $   464,455
   Net Realized Gain (Loss) from
      Fund Share Transactions                 1,227          393           (131,631)      20,189
   Unrealized Appreciation (Depreciation)      ---          ---          (1,110,222)    (137,697)
                                        -----------   ----------         ----------   -----------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations             258,141       21,961           (620,730)     346,947
                                        -----------   ----------         ----------   -----------

 FROM UNIT TRANSACTIONS:
    Purchases by Contract Holders        16,747,944    4,230,788          6,647,876    7,443,951
   Withdrawals by Contract Holders         (301,788)      (5,275)          (728,540)     (99,068)

   Net Transfers from (to) other Panorama
      Plus Sub-Accounts                  (5,581,994)  (1,714,160)        (1,943,149)    (193,575)
                                        -----------   ----------         ----------   -----------
  Increase in Net Assets from Unit
      Transactions                       10,864,162    2,511,353          3,976,187    7,151,308
                                        -----------   ----------         ----------   -----------
 INCREASE IN NET ASSETS                  11,122,303    2,533,314          3,355,457    7,498,255
                                        -----------   ----------         ----------   -----------
 NET ASSETS
   Beginning of Period                    3,223,060      689,746          9,784,251    2,285,996
                                        -----------   ----------         ----------   -----------
   End of Period                        $14,345,363   $3,223,060        $13,139,708   $9,784,251
                                        -----------   ----------         ----------   -----------
                                        -----------   ----------         ----------   -----------

                                                                SUB-ACCOUNTS
                                          -----------------------------------------------------
                                                   INCOME                 TOTAL RETURN
                                          -------------------------    ----------------------------
                                              1994         1993           1994        1993
                                          ------------  ----------     -----------  ------------
Increase (Decrease) in Net Assets

FROM OPERATIONS:
  Net Investment Income (Loss)             $ 1,176,148  $ 1,079,960    $ 9,984,574  $ 7,116,658
  Net Realized Gain (Loss) from
    Fund Share Transactions                   (414,663)      42,313        (95,129)     257,827
  Unrealized Appreciation (Depreciation)    (1,578,812)    (640,313)    13,080,114   (2,579,916)
                                           -----------  -----------    -----------  ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                 (817,327)     481,960      3,190,669    4,794,569
                                           -----------  -----------    -----------  ------------

FROM UNIT TRANSACTIONS:
  Purchases by Contract Holders               9,384,403   11,768,875     91,565,680   68,116,059
  Withdrawals by Contract Holders              (731,934)    (214,980)    (5,429,841)    (460,811)

  Net Transfers from (to) other Panorama
    Plus Sub-Accounts                        (3,875,075)    (334,958)     5,153,362    1,163,699
                                           -----------  -----------      -----------  ------------
  Increase in Net Assets from Unit
    Transactions                              4,777,394   11,218,937     91,289,201   68,818,947
                                           -----------  -----------     -----------  ------------

INCREASE IN NET ASSETS                        3,960,067   11,700,897     88,098,532   73,613,516
                                           -----------  -----------     -----------  ------------
NET ASSETS
  Beginning of Period                        14,421,116    2,720,219     86,656,127   13,042,611
                                           -----------  -----------     -----------  ------------
  End of Period                             $18,381,183  $14,421,116   $174,754,659  $86,656,127
                                           -----------  -----------     -----------  ------------
                                           -----------  -----------     -----------  ------------


                                           --------------------------     -------------------------
                                                      GROWTH                INTERNATIONAL EQUITY
                                           --------------------------     -------------------------
                                                 1994        1993           1994       1993
                                            -----------  -----------     -----------  ------------
Increase (Decrease) in Net Assets

FROM OPERATIONS:
  Net Investment Income (Loss)              $ 2,408,362  $ 2,252,803     $  167,602  $   98,081
  Net Realized Gain (Loss) from
    Fund Share Transactions                     189,722      148,896        238,892      55,572
  Unrealized Appreciation (Depreciation)      3,322,855     (577,298)      (846,587)    155,127
                                            -----------  -----------     -----------  ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                  (724,771)   1,824,401       (440,093)     308,780
                                            -----------  -----------     -----------  ------------
FROM UNIT TRANSACTIONS:
  Purchases by Contract Holders              36,240,295   19,374,497     17,297,089   4,872,018
  Withdrawals by Contract Holders            (1,264,571)     (59,718)      (521,706)    (49,325)
  Net Transfers from (to) other Panorama
    Plus Sub-Accounts                         3,471,723      609,029      2,941,839     556,047
                                            -----------  -----------     ----------   ----------
  Increase in Net Assets from Unit
    Transactions                             38,447,447   19,923,808     19,717,222   5,378,740
                                            -----------  -----------     -----------  ------------
INCREASE IN NET ASSETS                       37,722,676   21,748,209     19,277,129   5,687,520
                                            -----------  -----------     -----------  ------------
NET ASSETS
  Beginning of Period                        24,726,724    2,978,515      6,393,671     706,151
                                            -----------  -----------     -----------  ------------
  End of Period                             $62,449,400  $24,726,724    $25,670,800  $6,393,671
                                            -----------  -----------     -----------  ------------
                                            -----------  -----------     -----------  ------------


 NOTES TO FINANCIAL STATEMENTS                Panorama Plus Separate Account of
                                              C.M. LIFE INSURANCE COMPANY
                                              December 31, 1994

 1.  ORGANIZATION

     The Panorama Plus Separate Account (the Account) is a separate account within C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (Connecticut Mutual). Although the Account is an integral part of C.M. Life, it is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets attributable to contracts participating in the Account are held for the benefit of the participants and are not chargeable with liabilities arising out of any other business that C.M. Life or Connecticut Mutual may conduct. Each purchase payment is allocated to one or more sub-accounts of the Account. The Account is invested exclusively in Portfolios of Connecticut Mutual Financial Services Series Fund I, Inc. (the Fund). Net purchase payments and transfers between sub-accounts are applied to purchase Fund shares in the appropriate Portfolio at the net asset value determined as of the end of the valuation period during which the payments were received or the transfer made.

 2.  SIGNIFICANT ACCOUNTING POLICIES

     (a) FUND SHARE TRANSACTIONS - Fund share transactions are recorded on the trade date. The cost of Fund Shares sold is determined on the basis of identified cost.

     (b) VALUATION OF INVESTMENT SECURITIES - The investments in shares of the Fund are valued at their closing net asset value per share as determined for the appropriate Portfolio of the Fund on December 31, 1994.

     (c) FEDERAL INCOME TAXES - The operations of the Account form a part of the total operations of C.M. Life and are not taxed separately. C.M. Life is included in Connecticut Mutual's consolidated Federal income tax return. Connecticut Mutual is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986, as amended. The Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. No provision for income taxes has been required in the accompanying financial statements.

 3.  CONTRACT CHARGES

 For assuming mortality and expense risks, and administrative expenses, C.M. Life makes a daily charge equal to .00312% (1.14% on an annual basis) of the value of the Account's assets. A deduction of $30 per contract is made annually to cover the expense of administering the Account.


                                                            Panorama Plus Separate Account of
Statement of Net Assets                                     C.M. Life Insurance Company
                                                            December 31, 1995
                                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------

Assets
  Investments, at market:
     Connecticut Mutual Financial Services
       Series Fund I, Inc.
       Money Market Portfolio
          18,636,322 shares (Cost $   18,636,322)                                       $18,636,322
       Government Securities Portfolio
          16,447,447 shares (Cost $   17,169,705)                                        17,570,971
       Income Portfolio
          21,864,513 shares (Cost $   26,718,936)                                        26,937,233
       Total Return Portfolio
          162,051,113 shares (Cost $ 271,851,430)                                       284,192,764
       Growth Portfolio
          56,351,498 shares (Cost  $ 126,802,053)                                       142,313,792
       International Equity Portfolio
          34,032,122 shares (Cost  $  38,206,750)                                        39,162,056
                                                                                      --------------
                                                                                        528,813,138
  Cash                                                                                    2,074,840
                                                                                      --------------
     Total Assets                                                                       530,887,978
                                                                                      --------------

Liabilities
  Payable for Investments Purchased                                                       1,112,261
  Due to Affiliates                                                                         347,876
                                                                                      --------------
     Total Liabilities                                                                    1,460,137
                                                                                      --------------


Net Assets (variable annuity contract liabilities)                                     $529,427,841
                                                                                      --------------
                                                                                      --------------



VARIABLE ANNUITY CONTRACT LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
At December 31, 1995, the variable annuity contract                Units Owned by                             Variable
liabilities of the Account consisted of the following:              Participants          Unit Value    Contract Liabilities
                                                                  ----------------------------------------------------------------
Money Market Sub-Account                                              16,949,501           1.100599          $18,654,604
Government Securities Sub-Account                                     13,726,057           1.281804           17,594,114
Income Sub-Account                                                    20,617,764           1.306525           26,937,625
Total Return Sub-Account                                             194,679,349           1.460595          284,347,684
Growth Sub-Account                                                    83,371,008           1.711382          142,679,643
International Equity Sub-Account                                      31,322,974           1.251930           39,214,171
                                                                                                          --------------
                                                                                                            $529,427,841
                                                                                                          --------------
                                                                                                          --------------
The accompanying notes are an integral part of these unaudited financial statements.


                                                                   Panorama Plus Separate Account of
Statement of Operations                                            C.M. Life Insurance Company
                                                                   For the year ended December 31, 1995
                                                                   (UNAUDITED)

                                                                                   SUB - ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                               Money        Government                     Total                    International
                                               Market       Securities       Income        Return         Growth        Equity
                                         -----------------------------------------------------------------------------------------
Investment Income
   Income:
       Dividends                               $862,338       $926,653     $1,665,826    $19,908,048     $9,744,030   $1,668,525
   Expenses:
       Mortality and Expense Risk Fees          184,172        178,149        248,880      2,537,691      1,000,941     352,022
                                            -----------    -----------    -----------    -----------    ----------- -----------
Net Investment Income                           678,166        748,504      1,416,946     17,370,357      8,743,089   1,316,503
                                            -----------    -----------    -----------    -----------    ----------- -----------


Realized and Unrealized Gain
   on Investments
       Net Realized (Loss) Gain from
          Fund Share Transactions                     -      (181,580)      (560,230)        412,341      1,077,287      80,004
       Unrealized Appreciation                        -      1,740,443      2,626,301     28,716,298     19,468,392   1,659,806
                                            -----------    -----------    -----------    -----------    ----------- -----------

Net Realized and Unrealized Gain on
          Investments                                 -      1,558,863      2,066,071     29,128,639     20,545,679   1,739,810
                                            -----------    -----------    -----------    -----------    ----------- -----------
Net Increase in Net Assets Resulting
   from Operations                             $678,166     $2,307,367     $3,483,017    $46,498,996    $29,288,768  $3,056,313
                                            -----------    -----------    -----------    -----------    ----------- -----------
                                            -----------    -----------    -----------    -----------    ----------- -----------


The accompanying notes are an integral part of these unaudited financial statements.



                                                                                Panorama Plus Separate Account of
Statements of Changes in Net Assets                                             C.M. Life Insurance Company
                                                                                For the years ended December 31, 1995 and 1994
                                                                                (UNAUDITED)

                                                                                   SUB - ACCOUNTS
                                                --------------------------------------------------------------------------------
                                                        Money   Market       Government   Securities           Income
                                                --------------------------------------------------------------------------------
Increase in Net Assets                               1995          1994          1995        1994         1995        1994
                                                --------------------------------------------------------------------------------
From Operations:
  Net Investment Income                             $678,166     $258,141      $748,504     $621,480  $1,416,946    $1,186,668
  Net Realized (Loss) Gain from Fund Share
       Transactions                                        -            -     (181,580)    (131,988)   (560,230)      (425,183)
  Unrealized Appreciation (Depreciation)                   -            -     1,740,443  (1,110,222)   2,626,301    (1,578,812)
                                                ------------ ------------  ------------ -----------  ----------- -------------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                       678,166      258,141     2,307,367    (620,730)   3,483,017      (817,327)
                                                ------------ ------------  ------------ -----------  ----------- -------------

From Unit Transactions:
  Purchases by
     Contract Holders                             16,303,757   16,747,944     4,239,086    6,647,876   7,327,265     9,384,403
  Withdrawals by
     Contract Holders                            (1,041,002)    (301,788)   (1,010,025)    (728,540) (1,503,125)      (731,934)
  Net Transfers from (to) other
     Panorama Plus Sub-Accounts                 (11,631,631)  (5,581,994)   (1,082,071)  (1,943,149)   (750,762)    (3,875,075)
                                                ------------ ------------  ------------ -----------  ----------- -------------
  Increase in Net Assets
     From Unit Transactions                        3,631,124   10,864,162     2,146,990    3,976,187   5,073,378     4,777,394
                                                ------------ ------------  ------------ -----------  ----------- -------------
Increase in Net Assets                             4,309,290   11,122,303     4,454,357    3,355,457   8,556,395     3,960,067
                                                ------------ ------------  ------------ -----------  ----------- -------------

Net Assets
  Beginning of Period                             14,345,363    3,223,060    13,139,708    9,784,251  18,381,183    14,421,116
                                                ------------ ------------  ------------ ------------  ----------- ------------
  End of Period                                 $ 18,654,653 $ 14,345,363  $ 17,594,065 $ 13,139,708 $ 26,937,578 $ 18,381,183
                                                ------------ ------------  ------------ ------------ ------------ ------------
                                                ------------ ------------  ------------ ------------ ------------ ------------



                                                --------------------------------------------------------------------------------
                                                        Total   Return                Growth           International   Equity
                                                --------------------------------------------------------------------------------
Increase in Net Assets                               1995          1994          1995        1994         1995        1994
                                                --------------------------------------------------------------------------------
From Operations:
  Net Investment Income                          $17,370,357   $9,976,188    $8,743,089   $2,396,992  $1,316,503    $169,474
  Net Realized (Loss) Gain from Fund Share
      Transactions                                   412,341     (86,743)     1,077,287      201,092      80,004     237,020
  Unrealized Appreciation (Depreciation)          28,716,298  (13,080,114    19,468,392  (3,322,855)   1,659,806    (846,587)
                                                ------------ ------------  ------------ -----------  ----------- -----------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                    46,498,996  (3,190,669)    29,288,768    (724,771)   3,056,313    (440,093)
                                                ------------ ------------  ------------ -----------  ----------- -----------

From Unit Transactions:
  Purchases by
     Contract Holders                             65,807,258   91,565,680    47,296,466   36,240,295  12,435,170  17,297,089
  Withdrawals by
     Contract Holders                            (9,098,100)  (5,429,841)   (4,558,600)  (1,264,571) (1,236,355)    (521,706)
  Net Transfers from (to) other
     Panorama Plus Sub-Accounts                    6,375,872    5,153,362     8,203,928    3,471,723   (711,707)   2,941,839
                                                ------------ ------------  ------------ -----------  ----------- -----------
  Increase in Net Assets
     From Unit Transactions                       63,085,030   91,289,201    50,941,794   38,447,447  10,487,108  19,717,222
                                                ------------ ------------  ------------ -----------  ----------- -----------
Increase in Net Assets                           109,584,026   88,098,532    80,230,562   37,722,676  13,543,421  19,277,129
                                                ------------ ------------  ------------ -----------  ----------- -----------

Net Assets
  Beginning of Period                            174,754,659   86,656,127    62,449,400   24,726,724  25,670,800   6,393,671
                                                ------------ ------------  ------------ -----------  ----------- -----------
  End of Period                                 $284,338,685 $174,754,659  $142,679,962  $62,449,400 $39,214,221 $25,670,800
                                                ------------ ------------  ------------ ------------ ----------- -----------
                                                ------------ ------------  ------------ ------------ ----------- -----------






The accompanying notes are an integral part of these unaudited financial statements.


                                        Panorama Plus Separate Account of
NOTES TO FINANCIAL STATEMENTS           C.M. Life Insurance Company
                                        December 31, 1995
                                        (UNAUDITED)

1. ORGANIZATION
-------------------------------------------------
The Panorama Plus Separate Account (the Account) is a separate account within C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (Connecticut Mutual). Although the Account is an integral part of C.M. Life, it is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets attributable to contracts participating in the Account are held for the benefit of the participants and are not chargeable with liabilities arising out of any other business that C.M. Life or Connecticut Mutual may conduct. Each purchase payment is allocated to one or more sub-accounts of the Account. The Account is invested exclusively in portfolios of Connecticut Mutual Financial Services Series Fund I, Inc. (the
Fund). Net purchase payments and transfers between sub-accounts are applied to purchase Fund shares in the appropriate portfolio at the net asset value determined as of the end of the valuation period during which the payments were received or the transfer made.

2. SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------
(a) Fund Share Transactions - Fund share transactions are recorded on the trade date. The cost of Fund shares sold is determined on the basis of identified cost.

(b) Valuation of Investment Securities - The investments in shares of the Fund are valued at their closing net asset value per share as determined for the appropriate portfolio of the Fund on December 31, 1995.

(c) Federal Income Taxes - The operations of the Account form a part of the total operations of C.M. Life and are not taxed separately. C.M. Life is included in Connecticut Mutual's consolidated Federal income tax return. Connecticut Mutual is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986, as amended. The Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision for income taxes has been required in the accompanying financial statements.

(d) Certain reclassifications have been made to prior year amounts to conform with current year presentation.

3. CONTRACT CHARGES
-------------------------------------------------
For assuming mortality and expense risks, and administrative expenses, C.M. Life makes a daily charge equal to .00312% (1.14% on an annual basis) of the value of the Account's assets. A deduction of $30 per contract is made annually to cover the expense of administering the Account.

                                     PART C
                                OTHER INFORMATION

 Item 24.  Financial Statements and Exhibits

           (a) Financial Statements

           The following financial statements for C.M. Life are included in Part B hereof:

           1.  Report of Independent Public Accountants.
           2.  Balance Sheets as of December 31, 1994 and 1993.
           3. Statements of Operations for the Years Ended December 31, 1994, 1993 and 1992.
           4.  Statements of Stockholder's Equity for the Years Ended
               December 31, 1994, 1993 and 1992.
           5. Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992.
           6.  Notes to Financial Statements--December 31, 1994, 1993 and 1992.
           7.  Schedules I and VI.
           8.  Balance Sheets as of September 30, 1995 (UNAUDITED) and
               December 31, 1994.
           9. Statements of Operations for the Three Months Ended September 30, 1995 and 1994 (UNAUDITED).
          10.  Statements of Operations for the Nine Months Ended September
               30, 1995 and 1994 (UNAUDITED).
          11. Statements of Stockholder's Equity for the Nine Months Ended September 30, 1995 and 1994 (UNAUDITED).
          12.  Statements of Cash Flows for the Nine Months Ended September
               30, 1995 and 1994 (UNAUDITED).
          13. Notes to Financial Statements--September 30, 1995 and 1994 (UNAUDITED).
          14. Financial Data Schedule - C.M. Life (for period ended 9/30/95) (Provided as an Exhibit in response to Item 24(b)14)(UNAUDITED).

           The following financial statements for Panorama Plus Separate Account are included in Part B hereof:

           1.  Report of Independent Public Accountants
           2.  Statement of Net Assets as of December 31, 1994.
           3.  Statement of Operations for the Year ended December 31, 1994.
           4. Statements of Changes in Net Assets for the Years Ended December 31, 1994 and 1993.
           5.  Notes to Financial Statements - December 31, 1994.
           6.  Statement of Net Assets as of December 31, 1995 (UNAUDITED).
           7. Statement of Operations for the Year ended December 31, 1995 (UNAUDITED).
           8. Statement of Changes in Net Assets for the Years Ended December 31, 1995 and 1994 (UNAUDITED).
           9.  Notes to Financial Statements--December 31, 1995 (UNAUDITED).

           (b) Exhibits:

               1. Resolution of Board of Directors of C.M. Life Insurance Company authorizing the establishment of the Separate Account.**
               2.  Not Applicable.
               3.  (i)  Form of Distribution Agreement.*
                   (ii) Broker/Dealer Agreements.*
               4.  Individual Variable Deferred Annuity Contract.*
               5.  Application Form.*
               6.  (i)  Copy of Articles of Incorporation of C.M. Life
                        Insurance Company.**
                   (ii) Copy of the Bylaws of C.M. Life Insurance Company.**
               7.  Not Applicable.
               8.  Form of Fund Participation Agreement.*
               9.  Opinion and Consent of Counsel.
              10.  Consent of Independent Accountants.
              11.  Not Applicable.
              12.  Not Applicable.
              13.  Not Applicable.
              14. Financial Data Schedule - C.M. Life (for period ended 9/30/95) (UNAUDITED).

 *Previously filed with Pre-Effective Amendment No. 1 to the Registration
  Statement dated April 8, 1992 and filed April 13, 1992, File Number 33-45122, and incorporated by reference herein.
**Previously filed with the initial Registration Statement on January 16, 1992, File Number 33-45122, and incorporated by reference herein.



 Item 25.  Directors and Officers of the Depositor

 Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on April 28, 1995, File Number 33-45122, and incorporated by reference herein.


 Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

           C.M. Life Insurance Company is 100% owned by Connecticut Mutual Life Insurance Company.

 The discussion that follows indicates those entities owned directly or indriectly by Connecticut Mutual Life Insurance Company








        CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
                      SUBSIDIARIES
                     As of 06/27/95


CM ADVANTAGE, INC.

This is a Connecticut corporation incorporated February 27, 1984.
Its business is acting as general partner in real estate limited partnerships.
DHC, Inc. owns all the outstanding stock.

CM ASSURANCE COMPANY

This is a Connecticut corporation incorporated July 23, 1986 (CM
Insurance Company) and renamed December 15, 1987. Type of business - life insurance, endowments, annuities, accident, disability and health insurance.
Connecticut Mutual owns all the stock.

CM BENEFIT INSURANCE COMPANY

This is a Connecticut corporation incorporated April 22, 1986 as CM Pension Insurance Company and renamed CM Benefit Insurance Company on December 15, 1987. Type of business - life insurance, endowments, annuities, accident, disability and health insurance. Connecticut Mutual owns all the stock.

CM INSURANCE SERVICES, INC.

A Connecticut corporation incorporated July 20, 1981 as
DIVERSIFIED INSURANCE SERVICES OF AMERICA, INC. and renamed as CM
Insurance Services, Inc. on June 23, 1992. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
DHC, Inc. owns all the issued and outstanding stock.

CM INSURANCE SERVICES, INC. (Arkansas)

An Arkansas corporation incorporated January 11, 1982 as Diversified Insurance Services Agency of America and renamed CM Insurance Services, Inc. on October 19, 1992. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
CM Insurance Services, Inc. owns all of the issued and outstanding common stock.

CM INSURANCE SERVICES, INC. (Texas)

A Texas corporation incorporated April 16, 1982 and renamed CM Insurance Services, Inc. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. controls 100 shares (100%) of the issued and outstanding common stock through a voting trust.

CM INTERNATIONAL, INC.

A Delaware corporation incorporated July 25, 1985. Type of business - holding a mortgage pool and issuance of collateralized mortgage obligations.
DHC, Inc. owns all the outstanding stock.

CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

This is a Maryland corporation incorporated December 9, 1981 as Connecticut Mutual Liquid Account, Inc.
It is a diversified open-end management investment company. As of 3/31/94, Connecticut Mutual and its various subsidiaries owned approximately 30% of its shares; AND

CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.

This is a Maryland corporation organized August 17, 1981. It is a diversified open-end management investment company. Shares of the fund are sold only to Connecticut Mutual and its affiliates, primarily CML's Panorama separate account.

CONNECTICUT MUTUAL FINANCIAL SERVICES, LLC

A Connecticut limited liability corporation formed November 10, 1994. It is a registered broker-dealer. Connecticut Mutual has a 99% ownership interest and CM Strategic Ventures, Inc. has a 1% ownership interest.

C. M. LIFE INSURANCE COMPANY

A Connecticut corporation incorporated April 25, 1980. Its business is the sale of life insurance, endowments, annuities, accident, disability and accident and health insurance.
Connecticut Mutual owns all the common stock.

CM PROPERTY MANAGEMENT, INC.

A Connecticut corporation incorporated December 27, 1976 as URBCO, Inc., and renamed CM Property Management, Inc. on October 7, 1991. Type of business - Real estate holding company DHC, Inc. owns all the stock.

CM STRATEGIC VENTURES, INC.

A Connecticut corporation incorporated October 26, 1987. It acts as general partner in limited partnerships.
All outstanding stock is held by G.R. Phelps & Co., Inc.

CM TRANSNATIONAL S.A.

A Luxembourg corporation incorporated July 8, 1987. Type of business - life insurance endowments and annuity contracts.
Connecticut Mutual owns 99.7% and DHC, Inc. owns the remaining
0.3% of outstanding stock.

CML INVESTMENTS I CORP.

A Delaware corporation incorporated December 26, 1991. This Company is organized to authorize, co-issue, sell and deliver jointly with CML Investments I L.P. bonds, notes or other obligations secured by primarily non-investment grade corporate debt obligations and other collateral.
CML Investments I L.P. owns all of the outstanding stock (State House I Corp. is the General Partner of CML Investments I L.P.).

DHC, INC.

A Connecticut corporation incorporated December 27, 1976. Type of business - holding company.
Connecticut Mutual owns all the stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA Ohio)

An Ohio corporation incorporated March 18, 1982.  Type of business
- the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
CM Insurance Services, Inc. holds 100 shares (100%) of the issued and outstanding Class B (non-voting) common. In addition, it controls 1 share (100%) of the issued and outstanding Class A (voting) common through a voting trust.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA
Massachusetts)

A Massachusetts corporation incorporated March 18, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
CM Insurance Services, Inc. owns all of the issued and outstanding stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC.  (DISA Alabama)

An Alabama corporation incorporated January 21, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
CM Insurance Services, Inc. owns all of the issued and outstanding stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA New York)

A New York corporation incorporated January 20, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
CM Insurance Services, Inc. owns all of the issued and outstanding common stock.


DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA Hawaii)

A Hawaii corporation incorporated January 13, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA Hawaii)
(continued)

CM Insurance Services, Inc. owns all of the issued and outstanding common stock.

G. R. PHELPS & CO., INC.

A Connecticut corporation incorporated December 27, 1976 as AGCO, Inc., renamed Connecticut Mutual Financial Services, Inc. on February 10, 1981, renamed again to G. R. Phelps & Co. on May 31, 1989. Type of business - broker/dealer and investment adviser. DHC, Inc. owns all the outstanding stock.

STATE HOUSE I CORPORATION

A Delaware corporation incorporated December 26, 1991. This Company is organized to (a) act as a general partner of CML Investments I L.P. which will authorize, issue, sell and deliver, both by itself and jointly with CML Investments I Corp. bonds, notes or other obligations secured by primarily non-investment grade corporate debt obligations; (b) to act as general partner of State House I L.P. which will hold a limited partnership interest in CML Investments I L.P.
DHC, Inc. owns all of the outstanding stock.

SUNRIVER PROPERTIES, INC. - SHELL CORPORATION

This is an Oregon corporation incorporated February 8, 1965. It is not actively engaged in any business. However, its name is a valuable asset which is associated with a development project in which CML has a substantial interest.
Connecticut Mutual owns all the outstanding stock.

URBAN PROPERTIES INC.

A Delaware corporation incorporated March 30, 1970. Type of business - general partner in limited partnerships, real estate holding and development company.
DHC, Inc. owns all the outstanding stock.

 Item 27.  Number of Contract Owners.

 As of January 25, 1996 there were 10,310 Owners of the Contracts of the qualified plan and 7,040 Owners of the Contracts of the non-qualified plan.


 Item 28.  Indemnification.

 Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement dated April 8, 1992 and filed April 13, 1992, File Number 33-45122, and incorporated by reference herein.


 Item 29.  Principal Underwriter

          (a)  Not Applicable.
          (b) Connecticut Mutual Financial Services, LLC is the distributor of the Contracts. The following are the officers and directors of the distributor.

Name and Principal               Positions and Offices
Business Address*                with Underwriter
------------------               ----------------

  John D. Loewenberg             Member Representative on behalf of Connecticut
                                 Mutual Life Insurance Company and Chairman

  Frank Dranginis                Member Representative on behalf of Connecticut
                                 Mutual Strategic Ventures, Inc.

  Emelia Bruno                   Financial and Operations Principal

  Theresa M. Squillacote         Compliance Officer

  Ann F. Lomeli                  Secretary

  Ann Iseley                     Vice President


*The Principal Business Address for all personnel is 140 Garden Street,
 Hartford, Connecticut.

          (c)  Not Applicable.

Item 30.  Location of Accounts and Records.

 The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31(a)-1 to 31(a)-3 promulgated thereunder, are maintained by C.M. Life and Connecticut Mutual Financial Services, LLC,
 140 Garden Street, Hartford, Connecticut 06154.

Item 31.  Management Services.

          None.


Item 32.  Undertakings.

Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement dated April 8, 1992 and filed April 13, 1992, File Number 33-45122, and incorporated by reference herein.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and State of Connecticut on this 29th day of January, 1996. The Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

                                 PANORAMA PLUS SEPARATE ACCOUNT

                                 C.M. LIFE INSURANCE COMPANY
                                       Depositor

                                 *BY:  DAVID E. SAMS, JR.
                                  DAVID E. SAMS, JR.
                                  Director and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



 SIGNATURES                     TITLE                                     DATE
 * DAVID E. SAMS, JR.           Director and President                    January 29, 1996
    David E. Sams, Jr.

 * DONALD H. POND, JR.          Director and Vice President               January 29, 1996
    Donald H. Pond, Jr.         (Principal Executive Officer)

 * RODNEY O. MARTIN, JR.        Director                                  January 29, 1996
    Rodney O. Martin, Jr.

 * J. BRINKE MARCUCCILLI        Chief Financial Officer                   January 29, 1996
    J. Brinke Marcuccilli       (Principal Financial Officer)

 * EMELIA M. BRUNO              Controller (Principal                     January 29, 1996
    Emelia M. Bruno             Accounting Officer)


 *By /s/ MICHAEL A. CHONG
         Michael A. Chong

         Attorney in Fact pursuant to the Power of Attorney dated September 21, 1994, incorporated herein, and previously filed with the Securities and Exchange Commission as part of the Registrant's Pre-Effective Registration Statement.

                                    EXHIBITS
                                       TO
                                    FORM N-4
                                      FOR
                         PANORAMA PLUS SEPARATE ACCOUNT
                           C.M. LIFE INSURANCE COMPANY

                                  EXHIBIT INDEX


 9.  Opinion and Consent of Counsel
10.  Consent of Independent Accountants
14.  Financial Data Schedule -- C.M. Life (for period ended 9/30/95)